UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2 to

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22684

Daxor Corporation

(Exact name of registrant as specified in charter)

109 Meco Lane

Oak Ridge, Tennessee 37830

(Address of principal executive offices) (Zip code)

Michael Feldschuh

109 Meco Lane

Oak Ridge, Tennessee 37830

(Name and address of agent for service)

212-330-8500

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Explanatory Note

On March 15, 2024, the undersigned registrant filed its Certified Shareholder Report on Form N-CSR for the annual period ended December 31, 2023. In order to preserve flexibility with respect to potential offerings, the company engaged Bush & Associates CPA (“Bush”) to reaudit the company’s financial statements for the fiscal year ended December 31, 2023. The reaudit did not result in a restatement of, nor revisions to, the financial statements. This amendment is being made solely to file Bush’s Report of Independent Registered Public Accounting Firm regarding the fiscal year ended December 31, 2023 by amending and restating Item 1 of Form N-CSR.

This amendment does not reflect events occurring after the filing of the original Certified Shareholder Report on Form N-CSR for the annual period ended December 31, 2023, and, other than attaching Bush’s Report of Independent Registered Public Accounting Firm regarding the fiscal year ended December 31, 2023, does not modify or update the disclosures in the original Certified Shareholder Report on Form N-CSR in any way.

ITEM 1. REPORTS TO STOCKHOLDERS

Daxor Corporation

Financial Statements

For the Year Ended

December 31, 2023

Daxor Corporation

March 15, 2024

Dear Fellow Shareholder:

It is my pleasure to report on Daxor’s results for the year ended December 31, 2023.

As of December 31, 2023, Daxor’s net assets were $34,010,384 or $7.08 per share as compared to $28,969,469 , or $6.75 per share at December 31, 2022. The increase in the net asset value is primarily due to the continued appreciation in value in the operating division. The valuation of the operating division increased $6,000,000 to $32,000,000 at December 31, 2023. For the year ended December 31, 2023, Daxor had net dividend income of $157,378 and net realized gains on investment activity of $603,774. There was a net decrease in the unrealized appreciation on investments of $885,199 as we sold positions during 2023 and the prior period’s significant unrealized gains unwound into the gains for the period. Included in the Net Increase in Net Assets Resulting From Operations of $280,640 is non-cash stock based compensation expense of $631,701, in an effort to provide incentive to employees, officers, agents and consultants through proprietary interest in the company. Daxor invested $4,552,380 in the operating division to continue its research and development, sales and overhead for our 2024 product launch, ramping the commercial sales teams, as well as production facilities for our next generation blood volume analyzers.

We maintain a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. With regard to the performance of these investment securities, utilities were a low-performing sector of the market, particularly in the first half of 2023. In the first half of 2023, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. In late summer, markets stumbled again in the face of the increasing likelihood that the Fed would maintain rates at elevated levels for longer than previously expected, due to rising energy prices, sustained wage pressures, and the broad persistence of above-target inflation. By the end of the third quarter, macroeconomic and political developments added to investor unease. Then the equity markets bounced back in November as the 10-year US Treasury yield pulled back and many of the aforementioned issues were resolved. Oil prices retreated into the fourth quarter on rising demand concerns and disagreement within OPEC over production quotas.

As has often been the case over the last five years, utilities were a low-performing sector of the market. The geopolitical tailwinds that drove investors to the safe haven of utilities in 2022 dissipated and were replaced by the much stronger headwind of rising interest rates. As rates retreated into the fourth quarter of 2023, however, utilities got a bit of a break and advanced in line with the broader market.

Daxor has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012. See the Notes to the Financial Statements of Form N-CSR for further information on Daxor’s strategies and goals regarding its investments in publicly traded securities to help fund its diagnostic operations. Because of its significant holding of publicly traded securities, the SEC currently classifies Daxor as a closed-end investment management company with a fully-owned medical operating division; however, the primary focus of management is on our operational objectives. Daxor anticipates that as the value of the operating company continues to increase as a percentage of assets owned, it will be eligible to file under its previous designation as an operating company and report as an operating company, and will take steps to accomplish this result.

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com or contact our investor relations representative Bret Shapiro of CORE IR at 516-222-2560 for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals.

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Michael Feldschuh

CEO and President

1

Item 1. Schedule of Investments

Daxor Corporation

Schedule of Investments

December 31, 2023

	Shares	Fair Value
Common Stock - (United States) – 7.30%
Industrials – 0.01%
Wabtec	13	$1,650

Materials – 0.31%
Enbridge Inc.	2,952	106,331

Electric Utilities – 6.98%
Avangrid, Inc.	7,000	226,870
Avista Corporation	6,000	214,440
CenterPoint Energy, Inc.	1,000	28,570
Centrus Energy Corp. (1)	1	54
CMS Energy Corporation	3,500	203,245
DTE Energy Company	2,000	220,520
Edison International	4,000	285,960
Entergy Corporation	3,500	354,165
Evergy Inc.	4,297	224,303
Eversource Energy	2,000	123,440
Exelon Corporation	2,100	75,390
FirstEnergy Corp.	3,800	139,308
Pinnacle West Capital Corporation	3,000	215,520
Xcel Energy, Inc.	1,000	61,910
Total Electric Utilities		2,373,695

Total Common Stock (Cost $816,921) – 7.30%		$2,481,676

	Shares	Fair Value
Preferred Stock - (United States) – 1.06%

Banking – 1.06%
Bank of America Corp 7.250% Series L	300	$361,584

Total Preferred Stock (Cost $193,985) – 1.06%		$361,584

Total Investments in Securities (Cost $1,010,906) – 8.36%		$2,843,260

Investment in Operating Division (Cost $41,494,302) - (United States) – 94.09% (2)		$32,000,000

Dividends receivable – 0.04%		$14,198

Other Assets – 0.03%		$11,684

Total Assets – 102.52%		$34,869,142
Total Liabilities - (2.52%)		$(858,758)
Net Assets – 100.00%		$34,010,384

(1)	Non-income producing security
(2)	The Fair Value of the operating division was determined by using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

2

Daxor Corporation

Schedule of Investments – (Continued)

December 31, 2023

At December 31, 2023, the net unrealized appreciation on investment in securities, options and securities borrowed of $1,832,354 was composed of the following:

Aggregate gross unrealized appreciation for which there was an excess of value over cost	$1,837,512
Aggregate gross unrealized depreciation for which there was an excess of cost over value	(5,158)
Net unrealized appreciation	$1,832,354

At December 31, 2023, the net unrealized (depreciation) on investment in operating division was composed of the following:

Net unrealized (depreciation) on investment in operating division	$(9,494,302)

Portfolio Analysis

December 31, 2023

Percentage
of Net Assets
Common Stock (United States)
Industrials	0.01%
Materials	0.31%
Electric Utilities	6.98%

Total Common Stock	7.30%

Preferred Stock (United States)
Banking	1.06%

Total Investments in Securities	8.36%

The accompanying notes are an integral part of these financial statements.

3

Daxor Corporation

Summary of Liabilities

December 31, 2023

Accounts payable and accrued expenses – (0.03)%	(103,099)
Margin loans payable - (2.22)%	(755,659)

Total Liabilities - (2.52)%	$(858,758)

The accompanying notes are an integral part of these financial statements.

4

Daxor Corporation

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in securities, at fair value (cost of $1,010,906)	$2,843,260
Investment in operating division, at fair value (cost of $41,494,302)	32,000,000
Dividends receivable	14,198
Prepaid taxes and other assets	11,684
Total Assets	34,869,142

Liabilities:
Margin loans payable	755,659
Accounts payable and accrued expenses	103,099

Total Liabilities	858,758
Commitments (Note 15)
Net Assets	$34,010,384

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 4,806,347 shares outstanding of $0.01 par value capital stock outstanding)	$7.08
Net Assets consist of:
Capital paid in	$13,744,205
Total distributable earnings	25,093,122
Treasury Stock	(4,826,943)
Net Assets	$34,010,384

The accompanying notes are an integral part of these financial statements.

5

Daxor Corporation

Statement of Operations

For the Year Ended December 31, 2023

Investment Income:
Dividend income (net of foreign withholding taxes of $1,985)	$157,378
Other income	6,044
Total Investment Income	163,422

Expenses:
Stock based compensation expense	631,701
Investment administrative charges	128,666
Audit and tax preparation fees	139,496
Professional fees	39,200
Transfer agent fees	48,409
Interest expense	49,102
Other taxes	12,403
Total Expenses	1,048,977

Net Investment (Loss)	(885,555)

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net realized gain from investments in securities	603,774
Net change in unrealized (depreciation) on investments	(885,199)
Net change in unrealized (depreciation) in operating division	(32,375,445)
Adjustment to opening cost of investments in operating division (See Note 4)	33,823,065
Net Realized and Unrealized Gain on Investments	1,166,195

Income tax (benefit)	0

Net Increase in Net Assets Resulting From Operations	$280,640

The accompanying notes are an integral part of these financial statements.

6

Daxor Corporation

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase in Net Assets Resulting from Operations

Net investment (loss)	$(885,555)	$(972,974)
Net realized gain from investments in securities	603,774	2,736,375
Net realized (loss) from options	-	(56,954)
Net change in unrealized (depreciation) appreciation on investments, options and securities borrowed	(885,199)	(2,763,895)
Net change in unrealized (depreciation) appreciation in operating division	(32,375,445)	9,500,000
Adjustment to opening cost of investment in operating division (See Note 4)	33,823,065	-
Realized (loss) on investment in operating division	-	(3,264,419)
Net Increase in Net Assets Resulting From Operations	280,640	5,178,133

Capital Share Issuances:
Increase in net assets resulting from stock-based compensation	631,701	786,642
Gross proceeds from sale of treasury stock	4,529,840	2,099,975
Issuance costs from the sale of treasury stock	(401,266)	(248,000)

Net Increase in Net Assets Resulting From Capital Share Issuances	4,760,275	2,638,617

Total Net Increase in Net Assets	5,040,915	7,816,750

Net Assets:

Beginning of Period	28,969,469	21,152,719

End of Period	$34,010,384	$28,969,469

The accompanying notes are an integral part of these financial statements.

7

Daxor Corporation

Statement of Cash Flows

For the Year Ended December 31, 2023

Cash flows from operating activities:
Net increase in net assets resulting from operations	$280,640
Adjustment to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in securities	(603,774)
Net change in unrealized depreciation on investments	885,199
Net change in unrealized depreciation in operating division	32,375,445
Adjustment to opening cost of investment in operating division (See Note 4)	(33,823,065)
Current year investment in operating division	(4,552,380)
Proceeds from sales of securities	2,746,121
Purchase of securities	(1,647,577)
Stock based compensation expense	631,701
Changes in operating assets and liabilities:
Decrease in dividends receivable	3,035
Prepaid taxes and other assets	8,923
Increase in accrued expenses	40,664
Net cash used in operating activities	(3,655,068)

Cash flows from financing activities:
Proceeds from margin loan payable	4,112,901
Repayment of margin loan payable	(4,586,407)
Gross proceeds from the sale of treasury stock	4,529,840
Issuance costs on the sale of treasury stock	(401,266)

Net cash provided by financing activities	3,655,068

Net change in cash and restricted cash	$-
Cash and restricted cash at beginning of the period	-
Cash and restricted cash at end of the period	$-

Supplemental Disclosures of Cash Flow Information:

Cash paid during the year for:

Income Taxes (State income taxes)	$13,803

Interest on margin loan payable	$49,102

The accompanying notes are an integral part of these financial statements.

8

Daxor Corporation

Financial Highlights

The table below sets forth certain financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented: “Net investment (loss) income,” “Net realized and unrealized gain (loss) from investments,” “Net loss and unrealized appreciation of operating division,” “stock based compensation expense,” “sale of treasury stock” and “cost relief of treasury stock sold”. We used weighted average shares outstanding for these items because of the increase in outstanding shares in 2023 and 2022, and we believe the use of weighted average shares outstanding best reflects the impact of the share increases on the calculation of these items. The total investment return does not reflect sales load.

	Year Ended December 31, 2023	Year Ended December 31, 2022
Net Asset Value Per Share, Beginning of Year	$6.75	$5.24

Income (loss) from operations:
Net investment (loss) income	(0.19)	(0.24)
Net realized and unrealized gain (loss) from investments, options and securities borrowed	(0.06)	(0.02)
Net loss and unrealized appreciation of operating division	0.31	1.53
Other (1)	0.08	(0.40)
Total income from Operations	0.14	0.87

Capital share issuances :
Increase in net assets from stock based compensation	0.15	0.19
Increase from sale of treasury stock	0.89	0.45
(Decrease) from cost relief of treasury stock sold	(0.85)	-
Increase in Net Asset Value Per Share	0.33	1.51

Net Asset Value Per Share, End of Year	$7.08	$6.75

Market Price Per Share of Common Stock, Beginning of Year	$9.16	$11.29
Market Price Per Share of Common Stock, End of Year	$9.60	$9.16
Change in Price Per Share of Common Stock	$0.44	$(2.13)

Total Investment Return	4.80%	(18.87)%

Weighted Average Shares Outstanding	4,631,255	4,083,847

Ratios/Supplemental Data

Net assets, End of Period (in 000’s)	$34,010	$28,969

Ratio of total expenses to average net assets	3.32%	5.86%

Ratio of net investment (loss) income after income taxes to average net assets	(2.80)%	(4.73)%

Portfolio turnover rate	46.07%	0%

(1)	Primarily due to the increase in Daxor shares outstanding for the years 2023 and 2022

The accompanying notes are an integral part of these financial statements.

9

Daxor Corporation

Financial Highlights (continued)

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019

Net Asset Value Per Share, Beginning of Year	$3.89	$3.41	$3.49

Income (loss) from operations:
Net investment (loss) income	(0.20)	(0.08)	(0.03)
Net realized and unrealized gain from investments, options and securities borrowed	0.21	(0.32)	0.59
Net loss and unrealized appreciation (depreciation) of operating division	1.16	0.11	(0.69)
Other	0.00	0.01	0.00
Total income (loss) from Investment Operations	1.17	(0.28)	(0.13)
Capital share issuances :

Increase in net assets from stock based compensation	0.18	0.06	0.05
Increase from sale of treasury stock and exercise of stock options	-	0.70	0.00

Increase/(Decrease) in Net Asset Value Per Share	1.35	0.48	(0.08)

Net Asset Value Per Share, End of Year	$5.24	$3.89	$3.41

Market Price Per Share of Common Stock, Beginning of Year	$12.50	$9.40	$8.20
Market Price Per Share of Common Stock, End of Year	11.29	12.50	9.40
Change in Price Per Share of Common Stock	$(1.21)	$3.10	$1.20

Total Investment Return	(9.68)%	32.98%	14.63%

Weighted Average Shares Outstanding	4,036,660	3,935,902	3,746,858

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$21,153	$15,675	$12,766
Ratio of total expenses to average net assets	7.29%	5.79%	4.26%
Ratio of net investment (loss) income after income taxes to average net assets	(5.44)%	(3.53)%	(1.12)%
Portfolio turnover rate	0.00%	12.54%	0.00%

The accompanying notes are an integral part of these financial statements.

10

Daxor Corporation

Notes to Financial Statements

December 31, 2023

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Company qualifies as a “controlled company” under Nasdaq rules, as the estate of Joseph Feldschuh, M.D. controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. The estate owns 53.1% of the outstanding shares. As a result, the estate has the ability to control the outcome on any matter requiring the approval of shareholders of the Company.

The Company’s investment goals, objectives and principal strategies are as follows:

A.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s operating division.

B.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the broker. If the amount due from the broker is more than the fair market value of the short positions, the Company will have a net receivable from the broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Company is unique in nature, as it reports as a closed-end investment company but its focus and operations are as a medical device manufacturing, company. For measurement of its investments in securities, the Company follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including, but not limited to, ASC 946, as stated above. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available (ASC Topic 820).

11

Daxor Corporation

Notes to Financial Statements

December 31, 2023

2. Significant Accounting Policies - (continued)

Valuations of Investments (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. At December 31, 2023, the Company has no Level 3 investments. If the money that is advanced to the operating division from sales of our investment securities to fund our operations were treated as an investment, even though it is not, then it would be a Level 3 investment. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process, the Audit Committee meets semi-annually or as needed, and, in conjunction with reports from an independent valuation company, determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s operating division on a standalone basis, and may adjust its valuation based on the recommendations from the valuation firm.

The Company is not a party to any advisory services agreements and as such has no related liabilities.

12

Daxor Corporation

Notes to Financial Statements

December 31, 2023

2. Significant Accounting Policies - (continued)

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the Statement of Assets and Liabilities at fair value. The changes in the fair values of derivatives are included in the Statements of Operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis. Realized gains and loses are net of transaction fees.

Investments in Operating Division Transactions

Investment in operating division transactions are accounted for using the accrual method of accounting. The net change in unrealized appreciation (depreciation) in the operating division is based on the results of the valuation of the operating division, performed annually under the guidance of Topic 820, Fair Value Measurement, compared to the underlying cost of the investment in the operating division. The cost of the operating division is based on the original cost of the purchase of the assets of the operating division and subsequent capital infusions into the investment in the operating division.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders.

Revenue Recognition

ACS Topic 606, Revenue from Contracts with Customers, requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance requires an entity to follow a five-step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when the entity satisfies a performance obligation.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the Statement of Operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes”. The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

13

Daxor Corporation

Notes to Financial Statements

December 31, 2023

2. Significant Accounting Policies - (continued)

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of December 31, 2023 for the Company’s assets and liabilities measured at fair value on a recurring basis at December 31, 2023, categorized by the above mentioned fair value hierarchy and also by denomination. As noted above, the valuation of the Company’s operating division on a standalone basis is determined on a yearly basis.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,481,676	$-	$-	$2,481,676
Preferred Stocks	361,584	-	-	361,584
Operating division	-	-	32,000,000	32,000,000
Total	$2,843,260	$-	$32,000,000	$34,843,260

The Company purchases equity securities in the form of common and preferred stocks, primarily in the utility sector and these comprise the investment securities held by the Company. The common and preferred stocks are recorded at fair value at the unadjusted closing quoted price on active securities markets.

Purchased call and put options: When the Company purchases an option, an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Written call and put options: When the Company writes (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 8 for further discussion of Investment and Market Risk Factors and risks of written call and put options. The Company did not invest in option instruments during 2023.

Securities sold short: The Company may sell securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 8 for further discussion of Investment and Market Risk Factors.

During the year ended December 31, 2023, the Company realized proceeds of $2,746,121 from the sale of investment securities, with the proceeds being used to fund the Company’s operating division.

All transfers are recognized by the Company at the end of each reporting period. Transfers between Levels 2 and 3 (if any) generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 – Significant Accounting Policies for additional information related to the fair value hierarchy and valuation techniques and inputs. During the year ended December 31, 2023 there were no transfers between Levels.

14

Daxor Corporation

Notes to Financial Statements

December 31, 2023

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks (continued)

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the year ended December 31, 2023:

Balance at
December 31, 2023
Balance, December 31, 2022	$26,000,000
Net change in unrealized (depreciation) on operating division	(32,375,445)
Adjustment to opening cost of investment in operating division	33,823,065
Current year investment in operating division	4,552,380
Balance, December 31, 2023	$32,000,000

The Company’s Level 3 asset consists of the operating division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. The medical operating division is not a subsidiary or a separate legal entity, and forms part of Daxor. Since the Company’s operating division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the operating division has been dependent on funding from the sale of, or earnings on, the Company’s investment securities, or proceeds from our margin facility to sustain operations. The primary assets of the operating division are primarily located in Oak Ridge, Tennessee and were initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for advances to the operating division, business operations and activity and realized losses. Based on Company initiatives started in 2016 and through 2023, related to potential partnerships, joint ventures, product development, marketing and other operations of the operating division, the Company hired an independent valuation company to perform a valuation of the operating division on a standalone basis. The Company updated the initial 2016 valuation and subsequent valuations at December 31, 2017 through December 31, 2023, using the blended Income and Market Approaches as defined in Statement of Financial Accounting Standards (“SFAS”) SFAS 157 (ASC Topic 820). Based on the valuation approaches, we determined a valuation of $32,000,000 at December 31, 2023. In determining the Income Approach value range, the Gordon Growth Model valuation technique was used with a discount rate of 20.0% and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 35% split between the Gordon Growth model at 15% weight and the Exit Multiple at 20% weight, given the current financial performance and expectations as to longer-term revenue growth and profitability, and a Market Approach method split between Arm’s Length evidence at 30% and public trades weight at 35% for a total weight of 65% for the Market Approach. The Company has effected Arm’s Length transactions in which it sold shares and raised $4.5 million, for the Company resulting in a market valuation of approximately $41 million. Management has reviewed and assessed this valuation and concluded the valuation is reasonable.

Asset	Fair Value December 31, 2023	Valuation Approach	Valuation Techniques	Unobservable Inputs	Range of Inputs (Weighted Average)

Operating
Division	$32,000,000	Income	Discounted	Discount Rate	20%
		Approach	Cash	Long Term	3%
			Flow	Growth Rate
			(Gordon Growth)	Forecasted EBITDA	(101%)- 3.1%

		Income	Discounted	Discount Rate	20%
		Approach	Cash	Long Term	3%
			Flow	Growth Rate
			(Exit Multiple)	Exit Multiple	3.25%
				Forecasted EBITDA	(101%)- 3.1%

		Market	Arm’s Length	N/A	N/A
		Approach	Evidence

4. Revision of Opening Balance – Cost of Operating Division

For the year ended December 31, 2023, the company revised its method to account for the cost basis of the operating division by including the cumulative capital infusions made into the investment in the in the operating division to comply with ASC 946, Investment Companies. The Company increased the opening balance of the cost of the investment in the operating division by $33,823,065 for a revised beginning balance total of $36,941,922. The capital infusions in the investment in the operating division of $4,552,380 for the year ended December 31, 2023, are included in the accounting cost basis of the operating division as of December 31, 2023 of $41,494,302.

5. Derivative Instruments

The Company may write call and put options in order to generate additional investment income as part of its investment strategy.

15

Daxor Corporation

Notes to Financial Statements

December 31, 2023

5. Derivative Instruments - (continued)

For the period ended December 31, 2023, the Company did not trade in derivatives.

6. Income Taxes (Benefit)

The net income tax expense (benefit) for the period ended December 31, 2023 is comprised of the following:

Current Income Tax Expense (Benefit):
Federal	$-
State and local	-
Total current income tax expense (benefit)	-
Deferred Tax Expense:
Federal	$-
State and local	-
Total deferred tax expense	-
Net income tax (benefit)	$-

The Company has a net operating loss carryforward of approximately $32,147,367 at December 31, 2023. Approximately $16,744,764 of these losses relates to years prior to 2018 and will begin to expire in 2033. Approximately $15,402,603 of these losses relates to the years 2018 through 2023, and will not expire, but are subject to limitations on usage.

The following table sets forth the net operating loss carryforwards by state and local jurisdiction at December 31, 2023:

	Amount	Expiration Date
New York State	$2,926,396	2035 to Indefinite
New York City	$1,275,431	Indefinite
California	$3,653,556	2039 to Indefinite
Tennessee	$8,684,666	Expires 2027-2037
South Carolina	$10,471,340	Expires 2026-2037

At December 31, 2023, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of December 31, 2023, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

16

Daxor Corporation

Notes to Financial Statements

December 31, 2023

6. Income Taxes (Benefit) - (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2020 through 2022 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal Revenue Code Section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the year ended December 31, 2023, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the period ended December 31, 2023 due to the net operating losses applied to realized gains incurred during the year.

Computed expected provision at statutory rates	(21.0)%
State taxes	(0.8)%
Non-deductible/non-taxable and other items	26.2%
Dividend received deduction and other items	(4.4)%

Effective income tax (benefit) rate	0.0%

The Company is not a party to any advisory services agreements and as such has no related liabilities.

7. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities, stock options, as well as from carryforwards of the Company’s net operating losses of approximately $32,147,367 at December 31, 2023, and tax credits of approximately $1,793,281 in research tax credits for tax purposes. At December 31, 2023 the aggregate cost of investments for federal income tax purposes was $4,129,762.

17

Daxor Corporation

Notes to Financial Statements

December 31, 2023

7. Deferred Income Taxes - (continued)

The significant components of deferred tax assets and liabilities are reflected in the following table:

Unrealized losses on investments in securities	$(432,967)
Unrealized loss on investment in operating division	(6,823,748)
Net operating loss carryforward	8,150,527
Business tax credits carried forward	1,793,281
Others	77,685
Deferred Income Tax Available for use	2,764,779
Valuation allowance	(2,764,779)
Net Deferred Tax Asset	$-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $2,764,779 at December 31, 2023. The valuation allowance increased $176,643 from December 31, 2022. If the Company becomes profitable before the expiration of the loss carryforwards, it would have the ability to utilize them in order to offset any taxable income.

8. Investment and Market Risk Factors

The Company enters into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off-balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The Company transacts with and custodies investment assets at UBS Financial Services, Inc. (the “Broker”).

The Company’s investments in securities arise from investments in long common and preferred stocks, selling common stocks short and transacting in put and call (naked and covered) options. These investments are subject to equity risks of increases and decreases in market exchange prices such as on the Nasdaq stock exchange.

18

Daxor Corporation

Notes to Financial Statements

December 31, 2023

8. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and call options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stock’s current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Cash receivable from the Broker (if any) and margin loans payable reflect accounts with the Broker. Margin loan payable represents obligations to the Broker for leveraging investments in securities. Investments in securities are collateral for the margin loan payable. The Company does not have the right of setoff nor netting agreements between brokers.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company is subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Legal, tax and regulatory changes continue to occur in the United States and globally; additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

9. Portfolio Administrative Expenses

The Company reported $128,666 of portfolio administrative expenses, which are included in investment administrative charges on the Statement of Operations for the year ended December 31, 2023. These charges represent a portion of the payroll and related expenses of two (2) employees for services performed for the Company.

19

Daxor Corporation

Notes to Financial Statements

December 31, 2023

10. Margin Loan

The Company has total margin loan payable at December 31, 2023 of $755,659. This loan is secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the year ended December 31, 2023 was $49,102. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for the Company’s margin loan.

The following table summarizes the margin loan activity for the year ended December 31, 2023:

Balance at 12/31/23	Interest rate at 12/31/23	Maximum amount outstanding during the year	Average amount outstanding during the year	Weighted average interest rate during the year
$755,659	6.551%	$2,438,635	$828,138	5.995%

The Company’s investment in securities detailed in Schedule 1 serves as collateral for the margin facility with the Broker.

11. Capital Stock

At December 31, 2023, there were 10,000,000 shares of $0.01 par value capital stock authorized. The paid-in capital of $13,744,205 at December 31, 2023 consists of the following amounts:

Additional Paid-in Capital in excess of par value of common stock	$13,691,039
Common Stock	53,166
Total Paid-in Capital	$13,744,205

12. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. The Company did not repurchase any shares of the Company during the year ended December 31, 2023.

Treasury stock at December 31, 2023:

Treasury Stock at repurchase price	$4,826,943
Treasury Stock shares	510,183

During the year 2023, the Company sold 464,599 shares out of Treasury shares at a price of $9.75 per share. Gross proceeds from the sale were $4,529,840. Net proceeds to the Company were $4,128,572. The Net Asset Value (“NAV”) per share was approximately $6.39 per share as compared to (gross value) $9.75 at the time the Treasury shares were sold.

13. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company did not declare a dividend for the year ended December 31, 2023.

20

Daxor Corporation

Notes to Financial Statements

December 31, 2023

14. Stock Options

In June 2019, the Board of Directors of the Company approved the Daxor Corporation 2020 Incentive Compensation Plan (the “2020 Plan”). In April 2020, the Company received exemptive relief from the Securities & Exchange Commission (“SEC”) and the 2020 Plan was given approval to become operational effective in April, 2020. The 2020 Plan was approved by shareholders of the Company on June 25, 2020. In addition to Stock Options, awards under the 2020 Plan can consist of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Cash Awards and Bonus Stock (collectively, “Stock Awards”). The 2020 Plan is an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors acts as the Plan Administrator, and may issue these Stock Awards at its discretion.

The 2020 Plan replaced the 2004 Stock Option Plan.

The maximum number of shares that may be issued under the 2020 Plan is 250,000 or 5% of the Company’s outstanding shares, whichever is greater. The Company has obtained approval from shareholders to increase the number of shares available for issuance from 250,000 shares to 400,000 shares (or such lesser amount as may be determined by the Company), subject to the SEC granting an exemptive order to permit the operation of the 2020 Plan as amended, and the SEC may not elect to grant such order. Under the provisions of the 2020 Plan, the exercise price of any stock options issued is a minimum of 100% of the closing market price of the Company’s stock on the grant date of the option. Previously, the Company issued options to various employees under the previous 2004 Stock Option Plan and the Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As of December 31, 2023, the 2020 Plan had 308,774 options outstanding and 167,833 were exercisable. The 2004 Stock Option Plan has 26,166 options outstanding and 26,166 are exercisable. The Company has not granted options under the 2004 Stock Option Plan since August 2018. The 2004 Stock Option Plan ceased operation upon approval of the 2020 Plan, although stock options that were awarded under the 2004 Plan that have not expired are still eligible to be exercised.

At December 31, 2023, there was $1,298,113 of unvested stock-based compensation expense to recognize. The Company recognized $631,701 of stock-based compensation expense, which is included in investment administrative charges in the Statement of Operations for the year ended December 31, 2023. There was no aggregate intrinsic value at December 31, 2023 as the closing price of the Company’s stock was lower than the average exercise price of the underlying options. The intrinsic value is calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period of options are based on historical experience.

For the year ended December 31, 2023, 127,112 stock options were granted to employees, Directors and outside consultants from the 2020 Plan with a weighted average exercise price of $9.67. The stock options granted during the year ended December 31, 2023 from the 2020 Plan are still outstanding and 167,833 stock options have vested as of December 31, 2023.

The fair values of stock options granted in the twelve month period ended December 31, 2023 were estimated using the Black-Scholes option-pricing model with the following assumptions for the year ended December 31, 2023.

2023
Risk free rate	4.89%
Expected life (in years)	4.50
Expected volatility	55.11%
Dividend yield	0.00%

Weighted Average grant date fair value per share	$9.66

21

Daxor Corporation

Notes to Financial Statements

December 31, 2023

14. Stock Options - (continued)

The details of option activity for the 2020 Plan for the year ended December 31, 2023 are as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2023	256,501	$13.77
Granted	127,112	$9.67
Canceled	(74,839)	$(13.55)
Expired	-	-
Outstanding at December 31, 2023	308,774	$12.08

The following tables summarize information concerning currently outstanding and exercisable options at December 31, 2023:

Range of Exercise Prices	Number Outstanding at December 31, 2023	Weighted Average Remaining Contractual Life at December 31, 2023	Weighted Average Exercise Price at December 31, 2023
$7.84 - $18.95	308,774	4.5 years	$12.08

Range of Exercise Prices -Vested	Number Exercisable at December 31, 2023 -Vested	Weighted Average Exercise Price at December 31, 2023 -Vested
$9.41 - $14.11	167,833	$13.16

The details of employee option activity for the 2004 Stock Option Plan for the year ended December 31, 2023 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2023	147,066	$8.47
Granted	-	-
Exercised	(13,500)	$(4.72)
Expired	(64,650)	$(9.09)
Canceled	(42,750)	$(8.43)
Outstanding at December 31, 2023	26,166	$8.92

The following tables summarize information concerning currently outstanding and exercisable options from the 2004 Stock Option Plan at December 31, 2023:

Range of Exercise Prices	Number Outstanding at December 31, 2023	Weighted Average Remaining Contractual Life at December 31, 2023	Weighted Average Exercise Price at December 31, 2023
$7.75 - $9.46	26,166	0.38 years	$8.92

Range of Exercise Prices -Vested	Number Exercisable at December 31, 2023 -Vested	Weighted Average Exercise Price at December 31, 2023 -Vested
$7.75 - $9.46	26,166	$8.92

22

Daxor Corporation

Notes to Financial Statements

December 31, 2023

14. Stock Options - (continued)

The following table summarizes information about restricted stock and stock awards transactions:

	Year Ended December 31, 2023	Weighted Average Grant Date Fair Value

Unvested at the beginning of the period	9,813	$10.98
Awards granted	28,556	$9.23
Vested	(31,297)	$(11.25)
Unvested at the end of period	7,071	$9.83

15. Commitments

There are no commitments for the Company as of this date.

16. Registration Statement

The Company has filed a Form N-2 Registration Statement under the Securities Act of 1933, which permits the Company to raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods, at prices and on terms to be determined by market conditions at the time of offering. During any 12-month period, the aggregate market value of securities the Company may offer may not exceed one third of the aggregate market value of voting and non-voting common equity held by persons who are not affiliates of the Company. The Registration Statement became effective July 16, 2021.

17. Capital Share Transaction

The Statement of Changes in Net Assets discloses the value of shares issued as stock-based compensation, the dollar amounts received for shares sold, and the increase in net assets from the issuance of stock for the past two years, and such information is incorporated herein by reference. The table below shows the number of shares issued as stock-based compensation, and the number of shares sold for the past two years. No shares were issued to shareholders in reinvestment of dividends, and no shares were redeemed during the past two years.

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022 (unaudited)
Shares issued stock-based compensation	50,684	31,018
Shares sold	464,599	221,050
Shares reinvested from distributions	-	-
Shares redeemed	-	-
Net increase	515,283	252,068

18. Subsequent Events

Nothing to report as of this date

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Daxor Corporation

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of Daxor Corporation (the “Company”) as of December 31, 2023, including the schedule of investments, and the related statements of operations, changes in net assets, and cash flows, and the financial highlights for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and the results of its operations, changes in net assets, cash flows and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Bush & Associates CPA LLC

We have served as the Company’s auditor since 2024.

Las Vegas, Nevada

December 29, 2025

PCAOB ID Number 6797

24

Daxor Corporation

Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Portfolio Securities

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and the Company’s proxy voting record for the 12-month period ended June 30, 2023 are available (i) without charge, upon request, by calling 1-212-330-8500 and (ii) on the Securities and Exchange Commission’s website: www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-PORT. The Company’s Form N-PORT for March 31, 2023, and September 30, 2023 reporting portfolio securities held by the Company, are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Shareholder Vote

The Company’s Annual Meeting was held July 11, 2023. At the Annual Meeting, the following directors were elected for terms expiring at the annual meeting of shareholders to be held in 2024 by the votes indicated:

	For	Withheld	Broker Non-votes
James Lombard (See Note)	3,498,907	87,254	-
Henry D. Cremisi, MD	3,500,783	85,378	-
Edward Feuer	3,500,783	85,378	-
Joy Goudie, Esq.	3,500,783	85,378	-
Michael Feldschuh	3,505,372	80,789	-
Jonathan Feldschuh	3,485,491	100,670	-
Caleb DesRosiers, Esq.	3,508,783	77,378	-

NOTE: Mr. James Lombard passed away on October 17, 2023.

The following reflects the voting results for matters other than the election of directors brought for vote at the Annual Meeting:

	For	Against	Abstain	Broker Non-votes
Ratification of Steven Zelin & Associates C.P.A. as Daxor Corporation’s independent registered public accounting firm (1)	3,568,964	16,671	526	0

Since the filing of the Proxy Statement the Company has chosen Citrin Cooperman & Company, LLP as the audit firm for 2023. Steven Zelin & Associates C.P.A continues to prepare the Company’s tax returns.

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Rule 8b-16 Disclosure

Rule 8b-16 under the Investment Company Act of 1940, as amended, requires that we disclose certain information to stockholders in our annual report. That disclosure is included in this report as provided below:

Dividend Reinvestment Plan

Daxor does not maintain a dividend reinvestment plan.

Information Investment Objectives and Policies

Daxor’s investment objectives and policies are provided below. There have not been any material changes to the investment objectives and policies that have not been approved by shareholders.

Our objective is to support and expand our operating businesses, through organic growth (i.e., the rate of business expansion through internal enhancement of the business and operations as opposed to mergers, acquisitions and takeovers). The company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities. Funds in excess of the company’s business needs are placed in instruments designed to maximize capital preservation and assure liquidity. The foregoing policies may be changed without a shareholder vote.

We concentrate our investments in the utility industry and have an investment policy that calls for a minimum of 80% of the company’s investment portfolio to consist of electric utility stocks. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary. At least once a year, the company reviews its investment strategy, and more frequently as needed, at board meetings.

The investment portfolio primarily consists of electric utility companies which are publicly traded common and preferred stock. In addition to receiving income from dividends from the securities held in the investment portfolio, we also have an investment policy of selling puts on stocks that we are willing to own. Such options usually have a maturity of less than 1 year. The company will also sell covered calls on securities within its investment portfolio. Covered calls involve stocks, which usually do not exceed 15% of the value of the company’s portfolio.

We will, at times, sell naked or uncovered calls, as well as, engage in short sales as part of an income strategy, and to a lesser extent a strategy to mitigate risk. Our net short position will usually amount to less than 15% of the company’s portfolio value.

At this time, investments in debt instruments and foreign securities are not a principal investment strategy, and we expect any such investments to be minimal.

Our management expects that our investment portfolio will continue to consist primarily of publicly traded common and preferred stocks of electric utilities. The percentage of investments other than electric utilities is expected to remain at less than 20% of the investment portfolio.

With regard to the non-principal investments for the investment portfolio, we are flexible in how we may allocate our investments. We may allocate the non-principal investments among the following types of securities, in proportions which reflect the judgment of our management of the potential returns and risks of such securities:

●	Common stocks and other equity securities (including common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts);
●	Bonds and other debt securities (including U.S. Treasury Notes and Bonds, investment grade corporate debt securities, convertible debt securities and debt securities below investment grade); and
●	Money market instruments.

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Principal Risk Factors

Daxor’s principal risk factors are provided below. There have not been any material changes to the principal risk factors.

Investment Portfolio Risks

Market Risks

Loss of money is a risk of investing in the company. The net asset value of the company can be expected to change daily and you may lose money. There is no guarantee that the performance of our investment portfolio will be positive over any period of time, either short-term or long-term. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole.

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, the ongoing military conflict between Russia and Ukraine, military conflict between Israel and Hamas, the growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. Health crises and related political, social and economic disruptions caused by the spread of the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. It is not possible to know the extent of these impacts, and they may be short term or may last for an extended period of time. These developments as well as other events, could result in further market volatility and negatively affect security prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions.

Equity Investments

Because we invest in equity securities, fluctuations in the stock market in general, as well as in the value of particular equity securities held by us, can affect the performance of our investment portfolio. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry and the value of the issuer’s assets.

Industry Concentration

We concentrate our investments within the electric utility industry. Because of its narrow industry focus, the performance of our investment portfolio is tied closely to and affected by developments in the electric utility industry, such as competition and weather. The electric utility industry is also sensitive to increased interest rates because of the industry’s capital intensive nature. Also, an increase in interest rates could cause some electric utilities to decrease dividends paid to shareholders which would reduce our investment income. The earnings of electric utility companies could also be negatively affected by power outages. Electric utilities operate in an environment of federal, state and local regulations, and these regulations may disproportionately affect an individual utility.

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Short Sale Risks

Our investment portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the investment portfolio’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the portfolio. Short sales expose our investment portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. The investment performance of our investment portfolio will also suffer if it is required to close out a short position earlier than it had intended. In addition, our investment portfolio may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the investment portfolio. Short positions introduce more risk to the investment portfolio than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. There were no short sale positions in the portfolio at December 31, 2023.

Put and Call Options Risk

The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the return on the investment. There can be no guarantee that the use of options will increase the return or income on an investment. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. An abrupt change in the price of an underlying security could render an option worthless. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events, as will the performance of the issuer of the underlying instrument. As such, prior to the exercise or expiration of the option, the Company is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.

By writing put options, the Company takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Company writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Company is not able to close out its written put options, it may result in substantial losses. By writing a call option, the Company may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Company must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. When the Company writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Company has written is exercised, the Company will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Company purchased the instrument and the strike price of the option. The Company will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Company has purchased is never exercised or closed out, the Company will lose the amount of the premium it paid and the use of those funds. There were no put or call option positions at December 31, 2023.

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Operating Company Risks

Our business is at an early stage of commercial development and we may struggle to generate significant commercial uptake in our products with our current resources.

Our business is at an early stage of commercial development. We have a base of installed devices or tests run at up to approximately 65 hospitals and clinics and approximately 60,000 kits have been sold to clinicians. These sites are covered by a sales, marketing, technical, and clinical support team of 12 individuals composed of employees and consultants. Investment in expanding these resources will be required to reach larger target customers at hospitals and clinics across the country.

In addition, significant research and clinical studies on the potential benefits of blood volume analysis to guide therapeutic decisions will be required to gain acceptance into the guidelines of care and for broader clinical adoption. There is no guarantee that these studies will be successful or completed in a timely or cost-effective manner allowing the company to benefit commercially from their completion.

We will need additional capital to conduct our operations and develop our products, and our ability to obtain the necessary funding is uncertain.

We have used a significant amount of cash and retained earnings since inception to finance the continued development and testing of our BVA-100 system, and we expect to need additional capital resources in order to further commercialize the product as well as develop related products and updates to our existing device.

We may not be successful in maintaining operating cash flow, and the timing of our capital expenditures and other expenditures may impede our commercialization efforts if not sufficient. If financing is not sufficient and additional financing is not available or available only on terms that are detrimental to our long-term survival, it could have a material adverse effect on our ability to successfully commercialize our technology.

Additional financing through strategic collaborations, public or private equity or debt financings or other financing sources may not be available on acceptable terms for our operating company, or at all. Additional equity financing could result in dilution to our shareholders. Further, if we obtain additional funds through arrangements with collaborative partners, these arrangements may require us to relinquish rights to some of our technologies, product or products that we would otherwise seek to develop and commercialize on our own.

If sufficient capital is not available, we may be required to delay, reduce the scope of or eliminate one or more of our research or product development initiatives, any of which could have an adverse effect on our financial condition or business prospects.

Our financial reporting reflects our status as a closed-end investment fund with an operating medical device division whose financial performance is not broken out in detail and reported on a regular basis as is the case with traditional operating companies. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Shareholders seek detailed financial information in their investments and our reporting structure conforms to that of an investment fund. Investors may become dissatisfied with the level of reporting detail that our current fund structure maintains and require greater transparency in the future or lose confidence in the management resulting in a negative impact on the stock price. While the company intends to file for a change of reporting structure in the future to a traditional operating company with the SEC as revenues from the operating division increase whether that will be achievable and at what date remains unknown at this point in time.

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If our efforts to protect our intellectual property related to our technologies are not adequate, we may not be able to compete effectively in our market and our business would be harmed.

We rely upon a combination of patents, trade secret protection and confidentiality agreements to protect the intellectual property related to our technologies. Any disclosure to or misappropriation by third parties of our trade secrets or other confidential information could assist competitors in duplicating or surpassing our technological achievements, thus eroding the competitive advantage we may derive from these patents or know-how.

The strength of patents in the medical diagnostic field involves complex legal and scientific questions and can be uncertain. The patent applications we own may fail to result in issued patents in the United States or in foreign countries and existing patents on parts of our technology have entered the public domain. Third parties may challenge the validity, enforceability or scope of any issued patents we own or license or any applications that may issue as patents in the future, which may result in those patents being narrowed, invalidated or held unenforceable. Even if they are unchallenged, our patents and patent applications may not adequately protect our intellectual property or prevent others from developing similar products that do not fall within the scope of our patents. If the breadth or strength of protection provided by the patents we hold or pursue is threatened, our ability to commercialize any product candidates with technology protected by those patents could be threatened. Since patent applications in the United States and most other countries are confidential for a period of time after filing, we cannot be certain at the time of filing that we are the first to file any patent application related to our technology.

In addition to the protection afforded by patents, we seek to rely on trade secret protection and confidentiality agreements to protect proprietary know-how that is not patentable, processes for which patents are difficult to enforce and any other elements of our discovery platform and drug development processes that involve proprietary know-how, information or technology that is not covered by patents or not amenable to patent protection. Although we endeavor that all of our employees and certain consultants and advisors to assign inventions to us, and all of our employees, consultants, advisors and any third parties who have access to our proprietary know-how, information or technology to enter into confidentiality agreements, our trade secrets and other proprietary information may be disclosed or competitors may otherwise gain access to such information or independently develop substantially equivalent information. Further, the laws of some foreign countries do not protect proprietary rights to the same extent or in the same manner as the laws of the United States. As a result, we may encounter significant difficulty in protecting and defending our intellectual property both in the United States and abroad. If we are unable to prevent material disclosure of the trade secret intellectual property related to our technologies to third parties, we may not be able to establish or maintain the competitive advantage that we believe is provided by such intellectual property, which could materially adversely affect our market position and business and operational results.

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We may be involved in lawsuits to protect or enforce our patent, which could be expensive, time-consuming and unsuccessful.

Competitors may infringe our patents. To attempt to stop infringement or unauthorized use, we may need to enforce one or more of our patents, which can be expensive and time-consuming and distract management. If we pursue any litigation, a court may decide that a patent of ours or our licensor’s is not valid or is unenforceable, or may refuse to stop the other party from using the relevant technology on the grounds that our patents do not cover the technology in question. Further, the legal systems of certain countries, particularly certain developing countries, do not favor the enforcement of patents, which could reduce the likelihood of success of any infringement proceeding we pursue in any such jurisdiction. An adverse result in any infringement litigation or defense proceedings could put one or more of our patents at risk of being invalidated, held unenforceable, or interpreted narrowly and could put our patent applications at risk of not issuing, which could limit our ability to exclude competitors from directly competing with us in the applicable jurisdictions.

Interference proceedings provoked by third parties or brought by the U.S. PTO may be necessary to determine the priority of inventions with respect to our patents or patent applications or those of our licensors. An unfavorable outcome could require us to cease using the related technology or to attempt to license rights to use it from the prevailing party. Our business could be harmed if the prevailing party does not offer us a license on commercially reasonable terms, or at all. Litigation or interference proceedings may fail and, even if successful, may result in substantial costs and distract our management and other employees.

If we are unsuccessful in obtaining or maintaining patent protection for intellectual property in development, our business and competitive position would be harmed.

We are seeking patent protection for some of our technology and future products. Patent prosecution is a challenging process and is not assured of success. If we are unable to secure patent protection for our technology and product candidates, our business may be adversely impacted.

In addition, issued patents and pending international applications require regular maintenance. Failure to maintain our portfolio may result in loss of rights that may adversely impact our intellectual property rights, for example by rendering issued patents unenforceable or by prematurely terminating pending international applications.

If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed.

In addition to seeking patents for some of our technology and product candidates, we also rely on trade secrets, including unpatented know-how, technology and other proprietary information, to maintain our competitive position. We currently, and expect in the future to continue to, seek to protect these trade secrets, in part, by entering into confidentiality agreements with parties who have access to them, such as our employees, collaborators, contract manufacturers, consultants, advisors and other third parties. We also enter into confidentiality and invention or patent assignment agreements with our employees and consultants. Despite these efforts, any of these parties may breach the agreements and disclose our proprietary information, including our trade secrets, and we may not be able to obtain adequate remedies for any such disclosure. Enforcing a claim that a party illegally disclosed or misappropriated a trade secret is difficult, expensive and time-consuming, and the outcome is unpredictable. In addition, some courts inside and outside the United States are less willing or unwilling to protect trade secrets. If any of our trade secrets were to be lawfully obtained or independently developed by a competitor, we would have no right to prevent them, or those to whom they disclose the trade secrets, from using that technology or information to compete with us. If any of our trade secrets were to be disclosed to or independently developed by a competitor, our competitive position would be harmed.

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We will have to hire additional executive officers and employees to expand our business. If we are unable to hire qualified personnel, we may not be able to implement our business strategy.

The loss of the services of any of our key product or business development employees could delay our product development programs and our research and development efforts. We do not maintain key person life insurance on any of our officers, employees or consultants. In order to develop our business in accordance with our business strategy, we will have to hire additional qualified personnel, including in the areas of sales, physician education, manufacturing, clinical trials management, regulatory affairs, and business development. We will need to raise sufficient funds to hire the necessary employees and have commenced our search for additional key employees.

We depend on key personnel for our continued operations and future success, and a loss of certain key personnel could significantly hinder our ability to move forward with our business plan.

Because of the specialized nature of our business, we are highly dependent on our ability to identify, hire, train and retain highly qualified scientific and technical personnel for the research and development activities we conduct or sponsor. The loss of one or more key executive officers, or scientific officers, would be significantly detrimental to us. In addition, recruiting and retaining qualified scientific personnel to perform research and development work is critical to our success. Our anticipated growth and expansion into areas and activities requiring additional expertise will require the addition of new management personnel and the development of additional expertise by existing management personnel.

Our employees may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements, which could cause our business to suffer.

We are exposed to the risk of employee fraud or other misconduct. Misconduct by employees could include intentional failures to comply with regulations of governmental authorities, such as the FDA or the European Medicines Agency, or EMA, to provide accurate information to the FDA or EMA, to comply with manufacturing standards we have established, to comply with federal, state and international healthcare fraud and abuse laws and regulations as they may become applicable to our operations, to report financial information or data accurately or to disclose unauthorized activities to us. Employee misconduct could also involve the improper use of information obtained in the course of clinical trials, which could result in regulatory sanctions and serious harm to our reputation. It is not always possible to identify and deter employee misconduct, and the precautions we currently take and the procedures we may establish in the future as our operations and employee base expand to detect and prevent this type of activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting us from governmental investigations or other actions or lawsuits stemming from a failure by our employees to comply with such laws or regulations. If any such actions are instituted against us, and we are not successful in defending ourselves or asserting our rights, those actions could have a significant impact on our business and results of operations, including the imposition of significant fines or other sanctions.

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If we experience delays or difficulties in clinical outcome studies or lack the funding to conduct them, receipt of necessary outcome data could be delayed or prevented.

Clinical trials using our BVA-100 depend upon the successful funding, enrollment, and initiation of studies in coordination with research institutions and hospitals. The company does not have sufficient funds to fully sponsor as many outcome studies as may be warranted for adoption of our diagnostic as a standard of care. As such, the company depends upon a combination of grants and research agreements with sponsoring institutions for many of the studies that have been conducted with its technology and anticipates continuing to do so for the foreseeable future.

We and our suppliers are subject to extensive FDA regulation, which can be costly and time consuming and can subject us to unanticipated business costs or difficulties. Even though regulatory approval for products may have been granted, those products may still face regulatory difficulties.

All of our current and potential products, as well as those supplied to Daxor by third parties, processing and manufacturing activities, are subject to comprehensive regulation by the FDA in the United States and by comparable authorities in other countries. The company has spent considerable resources and time obtaining FDA and other required regulatory approvals but is still subject to regulatory action from the FDA if it chooses to revoke or enforce an interpretation of the regulations that would make distribution or manufacture of our products disallowed.

If we, or third-party manufacturers we may contract with, violate regulatory requirements at any stage the FDA may take enforcement action(s) against us, which could include issuing a warning or untitled letter, placing a clinical hold on an ongoing clinical trial, product seizure, enjoining our operations, refusal to consider our applications for pre-market approval, refusal of an investigational new drug application, fines, or even civil or criminal liability, any of which could materially harm our reputation and financial results. In addition, if manufacturing problems occur, regulators may withdraw their approval or demand additional changes in product manufacture or marketing practices.

Enforcement actions we and our suppliers are subject to include:

●	warning letters or other actions requiring changes in product manufacturing processes or restrictions on product marketing or distribution;

●	product recalls or seizures or the temporary or permanent withdrawal of a product from the market;

●	suspending any ongoing clinical trials;

●	temporary or permanent injunctions against our production operations; and

●	fines, restitution or disgorgement of profits or revenue, the imposition of civil penalties or criminal prosecution.

The occurrence of any of these actions would likely cause a material adverse effect on our business, financial condition and results of operations.

Any difficulties or failures that we encounter regarding regulatory approval for our products or those of third-party suppliers would likely have a substantial adverse impact on our ability to generate product sales, and could make any search for a collaborative partner more difficult.

For some of our products, we currently lack sufficient manufacturing capabilities to produce our products in-house and rely upon third party suppliers. Disruption in our manufacturing supply, could negatively impact our ability to meet any future demand for the product.

We expect that we would need to significantly expand our manufacturing capabilities to meet potential demand for our diagnostic devices and Volumex kits. In addition, we depend upon a single manufacturer for components of our products and a disruption in that supply could materially impact our business disrupting out ability to meet demand.

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We currently manufacture our BVA-100 device in a 20,000 square foot facility in Oak Ridge, Tennessee. If our facilities where our products are currently being manufactured or equipment were significantly damaged or destroyed, or if there were other disruptions, delays or difficulties affecting manufacturing capacity, including if such facilities are deemed not in compliance with current Good Manufacturing Practice, or GMP, requirements, future clinical studies and commercial production for our products would likely be significantly disrupted and delayed. It would be both time-consuming and expensive to replace this capacity with third parties, particularly since any new facility would need to comply with the regulatory requirements.

Ultimately, if we are unable to supply our products to meet commercial demand, whether because of processing constraints or other disruptions, delays or difficulties that we experience, our production costs could dramatically increase and sales of our products and their long-term commercial prospects could be significantly damaged.

To be successful, our diagnostic products must be broadly accepted by the healthcare community, which can be very slow to adopt or unreceptive to new technologies and products.

The products that we manufacture represent substantial departure from more established methods of volume assessment and compete with a number of more conventional therapies based upon measures of pressure or hemodynamics manufactured and marketed by major medical device companies. The degree of market acceptance and uptake of our products depends on a number of factors, including:

●	our establishment and demonstration to the medical community the clinical efficacy and safety of our proposed products;

●	our ability to demonstrate that our products are superior to alternatives currently on the market in accuracy and ease of use;

●	our ability to establish in the medical community the potential advantage of our diagnostic over alternative diagnostic methods; and

●	reimbursement policies of government and third-party payers.

If the healthcare community does not accept our products for any of these reasons, or for any other reason, our business would be materially harmed.

Our competition includes diagnostic companies that have significant advantages over us.

The market for medical diagnostic products is highly competitive. We expect that our most significant competitors will be fully integrated and more established medical device companies with extensive product lines and distribution networks. These companies may seek to develop similar products, and they have significantly greater capital resources and research and development, manufacturing, testing, regulatory compliance, and marketing capabilities. As a result, our competitors may develop more competitive or affordable products, or achieve earlier patent protection or product commercialization than we are able to achieve. Competitive products may render our products or future products that we develop obsolete.

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We may be subject to litigation that will be costly to defend or pursue and uncertain in its outcome.

Our business may bring us into conflict with our licensees, licensors or others with whom we have contractual or other business relationships, or with our competitors or others whose interests differ from ours. If we are unable to resolve those conflicts on terms that are satisfactory to all parties, we may become involved in litigation brought by or against us. That litigation is likely to be expensive and may require a significant amount of management’s time and attention, at the expense of other aspects of our business. The outcome of litigation is always uncertain, and in some cases could include judgments against us that require us to pay damages, enjoin us from certain activities, or otherwise affect our legal or contractual rights, which could have a significant adverse effect on our business.

We are exposed to the risk of liability claims, for which we may not have adequate insurance.

Since we participate in the health care industry, we may be subject to liability claims by employees, customers, end users and third parties for past products and services as well as current or future products. While the company carries liability insurance there can be no assurance that the liability insurance we carry will be adequate to cover claims asserted against us or that we will be able to maintain such insurance in the future

We currently have a marketing and sales force of approximately 12 employees and consultants. If we are unable to establish effective marketing and sales capabilities or enter into agreements with third parties to market and sell our product candidates, we may not be able to effectively market and scale our sales to a significant scale.

We currently have a marketing and sales team for the marketing, sales and distribution of our BVA-100 device and kits. In order to fully commercialize our products, we must expand our territory-by-territory basis marketing, sales, distribution, managerial and other non-technical capabilities or make arrangements with third parties to perform these services, and we may not be successful in doing so.

Any failure or delay in the further development of our internal sales, marketing and distribution capabilities would adversely impact the commercialization of any of our products that we obtain approval to market. We may choose to collaborate, either globally or on a territory-by-territory basis, with third parties that have direct sales forces and established distribution systems, either to augment our own sales force and distribution systems or in lieu of our own sales force and distribution systems. If we are unable to enter into such arrangements when needed on acceptable terms or at all this will adversely affect our ability to rapidly scale the sale of our products.

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Our business and operations would suffer in the event of system failures or natural and man-made disasters.

Despite the implementation of security measures, our internal computer systems and those of our contractors and consultants are vulnerable to damage from computer viruses, unauthorized access, natural disasters, terrorism, war and telecommunication and electrical failures. While we have not experienced any such system failure, accident or security breach to date, if such an event were to occur and cause interruptions in our operations, it could result in a material disruption of our operations. For example, a hurricane or severe flood could disrupt one of our key suppliers disrupting our supply chain for weeks or months causing material losses. If any disruption or security breach resulted in a loss of or damage to our data or applications, or inappropriate disclosure of confidential or proprietary information, we could incur liability and additional costs despite some insurance products that the company has purchased to mitigate such costs.

We have incurred net operating losses in the past, and may incur them in the future.

We have incurred cumulative net operating losses in the past. These losses have mainly resulted from ongoing expenses for marketing and research and development as the company attempts to build a market for its products. In the past, the company’s cumulative net income from investments and other items exceeded the operating losses and provided the necessary funds for its continued research and development and marketing. It is the opinion of management that the financial health of the company would have been adversely affected if net income from investments had been substantially less than losses from operations. There is no guarantee that future net income from investments will continue to completely offset operating losses.

The loss of any one customer could have an adverse effect on our consolidated operating business for a short period of time.

In the past, the sale of Blood Volume Kits has accounted for a significant portion of the company’s total operating revenue, and a small number of customers (hospitals) has comprised the majority of such sales. Management believes that the loss of any one customer would have an adverse effect on our consolidated operating business for a short period of time. The company continues to seek new customers, so that any one hospital will represent a smaller percentage of overall sales.

If there is a decrease in the market value of our available for sale securities, this could have an adverse effect on our ability to fund research and development and marketing efforts.

At December 31, 2023, 83.5% of the fair market value of Daxor’s investment in securities consisted of utility stocks, all of which are electric utilities, whose market price can be sensitive to rising interest rates. The company’s investment policy calls for a minimum of 80% of the investment portfolio to consist of electric utility stocks. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio of investment securities. Given the current volatility in the market, management feels this is a temporary situation. Depending on the duration of the current market conditions the Board of Directors will revisit this investment policy. At December 31, 2023, the fair market value of Daxor’s investment in securities was 8.36% of total net assets. The value of the operating division on a standalone basis and other assets and liabilities was the remaining balance of the portfolio.

At December 31, 2023, the company’s investment portfolio consisted of 16 separate investments in common stocks and one preferred stock. The top five holdings as of this date in the investment portfolio were Bank of America, Entergy, Edison International, Avangrid and Evergy. These five holdings comprised 51.10% of the value of the investments in our securities portfolio and accounted for 40.82% of the dividend income for the year ended December 31, 2023.

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There is a risk that in an environment of rising interest rates that the market value of these stocks could decline and the utilities could reduce their dividend payments to compensate for increased interest expense. This could have an adverse effect on Daxor’s ability to fund research and development and marketing efforts necessary to build a market for the company’s products.

The absence of patents or the inability to defend patents could negatively impact our ability to compete for and obtain new business.

Daxor’s original patent for technology underlying the BVA 100 expired in 2010. The company filed two additional patent applications for an automated instrument to measure human blood volume which were granted April 7, 2015. The filings describe innovations which will be or have been incorporated into the company’s BVA-100 Blood Volume Analyzer; these patents expanded the capabilities of the analyzer to incorporate total body albumin measures and error correction software to improve accuracy. On December 21, 2021 Daxor was granted a patent on guiding treatment using blood volume measurement. On October 31, 2023, Daxor was granted a patent on expanding BVA-guided care past an initial measurement with various remote monitoring approaches. On January 2, 2024, an additional patent on BVA-guided treatment was granted, with specific references to care of heart failure, syncope, critical care, hypertension, renal failure / dialysis, burns, sepsis, surgical blood loss, and hyponatremia.. In addition, the company has several more utility and design patents in various stages of patent office review, and in development, as well as foreign versions of patents mentioned above.

The blood volume analyzer, however, works most efficiently with the tracer injection kit system which has a separate patent and which expired in 2016. It is possible that another company could develop another version of the Blood Volume Analyzer which would use a different tracer injection kit. To the best of the company’s knowledge, this has not happened yet and management views the development of a competing tracer injection kit as unlikely.

If the current manufacturer were to cease filling the Volumex syringes for us for any reason before we had a chance to make alternative arrangements, this could have a material negative impact on our operating revenue.

All of Daxor Corporation’s orders for Volumex syringes are filled by a single FDA inspected radio pharmaceutical manufacturer. If this manufacturer were to cease filling the Volumex syringes for the company or were denied permission to do so by FDA for any reason before the company had a chance to make alternative arrangements, the effect on the company’s operating revenue could be material. In January 2007, we purchased two 10,000 square foot buildings in Oak Ridge, Tennessee to expand its research, development, and manufacturing capabilities.

Charter or By-laws

There have been no changes to Daxor’s charter or by-laws that would delay or prevent a change of control of Daxor.

Persons Responsible Management

There have been no changes in the persons who are primarily responsible for the day-to-day management of Daxor’s operations

Management Discussion of Fund Performance

See the Letter to Shareholders for a discussion of Daxor’s operating division and the performance of the operating division during the fiscal year ended December 31, 2023.

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The below graph illustrates the hypothetical growth of $10,000 based upon the performance of Daxor’s common share price (“Daxor Market Price”) and net asset value per share price (“Daxor NAV”) for the 10-year period ended December 31, 2023 as compared to the Standard & Poor’s 500® Index.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period. The table and graph do not reflect any deduction for taxes that a shareholder may pay on distributions or the disposition of Daxor shares.

Index performance is shown for illustrative purposes only and does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. The Standard & Poor’s 500® Index consists of 500 selected common stocks, most of which are listed on the NYSE. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding.) Stocks may be added or deleted from the Index from time to time. A direct investment in an index is not possible. The S&P 500® Index is a trademark of Standard & Poor’s Financial Services LLC. The index is used herein for comparative purposes in a accordance with SEC regulations.

	1 Year	5 Year	10 Year
Average Annual Returns	Return	Return	Return
NAV	4.89%	15.20%	0.94%
Stock	4.80%	3.20%	3.68%
S&P	26.29%	16.11%	12.24%

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Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor (namely, four of the six directors are independent). Two of the Corporation’s directors are also officers of the Company and are not independent. . The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 109 Meco Lane, Oak Ridge, TN 37830.

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	And	Occupation(s)	Portfolios	(during past
Name, Address	Held	Length of Time	During Past Five	Overseen by	five years) by
and Age	with Company	Served	Years	Director	Director
“Noninterested Persons”

Henry D. Cremisi, MD FACP 109 Meco Lane Oak Ridge, TN 37830 Age: 65	Director	One year term, Director since 2020	Medical Director, AstraZeneca, a Pharmaceutical company	None	None

Edward Feuer 109 Meco Lane Oak Ridge, TN 37830 Age: 67	Director	One year term, Director since 2016	Managing Partner, Feuer & Orlando, LLP, an accounting firm	None	None

Joy Goudie, Esq. 109 Meco Lane Oak Ridge, TN 37830 Age: 66	Director	One year term, Director since 2020	Registered Patent Attorney	None	None

Caleb DesRosiers 109 Meco Lane Oak Ridge, TN 37830 Age: 50	Director	One Year Term, Director since 2022	Attorney	None	None

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	And	Occupation(s)	Portfolios	(during past
Name, Address	Held	Length of Time	During Past Five	Overseen by	five years) by
and Age	with Company	Served	Years	Director	Director
“Interested Persons”

Michael Feldschuh 109 Meco Lane Oak Ridge, TN 37830 Age: 53	Director	One year term, Director since 2013	Executive Vice President Chairman, President, CEO	One	None

Jonathan Feldschuh 109 Meco Lane Oak Ridge, TN 37830 Age 58	Director	One year term, Director since 2017	Chief Scientific Officer	None	None

The Daxor’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 212-330-8500.

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ITEM 13. EXHIBITS

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon .which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Previously filed.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Daxor Corporation

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date:	December 29, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this amended report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date:	December 29, 2025

By (Signature and Title)	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer and Chief Compliance Officer (Principal Financial Officer)

Date:	December 29, 2025

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